UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2019
EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b)	On May 30, 2019, each of Mr. Jerry E. Ryan and Mr. Michael T. Yonker retired as a director of EMCOR Group, Inc. (the “Company”) pursuant to the Company’s Director Retirement Policy.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

On May 30, 2019 at the 2019 Annual Meeting of Stockholders of EMCOR Group, Inc. (the “Company”), the stockholders of the Company voted on the following four items:

1.	To elect ten directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To consider a non-binding advisory resolution approving executive compensation.

3.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2019.

4.	To consider a shareholder proposal regarding action by written consent.

The results were as follows:

Proposal 1.  The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes
John W. Altmeyer	50,355,363	586,111	17,069	1,460,792
David A.B. Brown	49,230,267	1,711,158	17,118	1,460,792
Anthony J. Guzzi	49,234,740	1,590,052	133,751	1,460,792
Richard F. Hamm, Jr.	49,054,247	1,887,806	16,490	1,460,792
David H. Laidley	50,653,811	288,031	16,701	1,460,792
Carol P. Lowe	50,729,381	212,618	16,544	1,460,792
M. Kevin McEvoy	50,659,459	282,743	16,341	1,460,792
William P. Reid	50,448,929	488,587	21,027	1,460,792
Steven B. Schwarzwaelder	50,654,074	283,479	20,990	1,460,792
Robin Walker-Lee	50,798,188	144,377	15,978	1,460,792

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2.                          The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For                                                      46,344,717
Shares Against                                             4,589,779
Shares Abstaining                                            24,047
Broker Non-Votes                                      1,460,792

Proposal 3.                          The proposal for stockholders to ratify the appointment of Ernst & Young  LLP as the Company’s independent auditors for 2019 was approved based upon the following votes:

Shares For                                                      51,837,689
Shares Against                                                 560,700
Shares Abstaining                                            20,946

There were no broker
non-votes on this item.

Proposal 4.                          The proposal for stockholders to consider a proposal requiring the Board of Directors of the Company to take steps to permit shareholder actions to be taken by written consent in lieu of a meeting of the shareholders was not approved, based on the following votes:

Shares For                                                        23,204,254
Shares Against                                           27,520,572
Shares Abstaining                                          233,717
Broker Non-Votes                                       1,460,792

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: May 31, 2019	By:	/s/ Maxine L. Mauricio
Name: Maxine L. Mauricio Title: Senior Vice President, General Counsel and Secretary